UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 921101

(Address of Principal Executive Offices) (Zip Code)

619-301-4200

Registrant’s telephone number, including area code

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 28, 2021, TPT Global Tech, Inc. (the “Company” or “TPT Global Tech”) signed a Common Stock Purchase Agreement (“Stock Purchase Agreement”) whereby An Institutional Investor (“Institutional Investor”) shall purchase, from time to time, as provided in the Stock Purchase Agreement, and the Company shall issue and sell up to $5,000,000 of the Company’s common stock, in the Company’s sole discretion, after appropriate common shares of the Company’s common stock are registered with the Securities and Exchange Commission in accordance with a Registration Rights Agreement dated May 28, 2021.

Effective December 27, 2021, the parties to the Agreement amended the Agreement to extend the “Commitment Period” such that the Company may put amounts to Investor in accordance with the Agreement until December 31, 2022. A copy of the Amendment No. 1 to Common Stock Purchase Agreement is attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 3, 2021, the Company issued a press release entitled “TPT Global Tech to Launch, “VüMe” Super App, the Most Advanced, All-In-One-Place Mobile Content Network Available” A copy of the press release is attached hereto as Exhibit 99.1.

On December 13, 2021, the Company issued a press release entitled “TPT Global Tech’s “Digithrive” Subsidiary Established Within Its Saas Division To Focus On Fintech Activity Such As Crypto, Mobile Digital And Internet Banking Technologies” A copy of the press release is attached hereto as Exhibit 99.2.

On December 20, 2021, the Company issued a press release entitled “TPT Global Tech’s [OTCQB:TPTW] Subsidiary TPT MedTech Set To Open First “QuikLab” Portable Lab and Start Covid 19 and Point of Care Testing on the Caribbean Island of Grenada” A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

10.1	Amendment No. 1 to Common Stock Purchase Agreement
99.1	Press Release, dated December 3, 2021
99.2	Press Release, dated December 13, 2021
99.3	Press Release, dated December 20, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT Global Tech, Inc.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas III,
Title: Chief Operating Officer

Date:	January 12, 2022

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